Date Certain: _______________

                 AGREEMENT FOR PLEDGE OF RIGHTS AND RECEIVABLES

This agreement is made on March 9, 2001, by and between:

(1) FX Energy Poland Sp. z o.o. with its seat in Warsaw at 29 Jana Paw(3)a II Al., entered into the Commercial Register maintained by the District Court for the capital city of Warsaw under the number RHB 50620, having the share capital in the amount of PLN 10,000 and the Management Board consisting of Jerzy Bogumi(3) Macio(3)ek, David Norman Pierce and Andrew Winn Pierce (hereinafter, the "Pledgor"), represented by David Norman Pierce.

         and

(2) Rolls-Royce Power Ventures Limited, an English limited liability company of Allington House, 150 Victoria Street, London, SW1E 5LB, England with registered no. 2916875 (hereinafter, the "Pledgee"), represented by Graeme Fairbairn, attorney-in-fact.

The foregoing parties are hereinafter individually referred to as the "Party" or collectively referred to as the "Parties".

An excerpt from the Commercial Register of the Pledgor and a copy of the power of attorney for Mr. Graeme Fairbairn are attached to this Agreement as Schedule No. 1.

RECITALS:

WHEREAS, pursuant to the USD 5,000,000 Convertible Secured Note (the "Note") of FX Energy, Inc. with its seat in Salt Lake City, Utah, USA ("FXE"), the Pledgee has undertaken to make available to FXE, in two equal drawings of USD 2,500,000 and subject to the terms and conditions of the Note, a loan in the amount of USD 5,000,000.

WHEREAS, the Note is a debt instrument, other than bond, issued under US law, and it indicates the Pledgee as the creditor thereunder.

WHEREAS, the Pledgor is, indirectly, a wholly owned subsidiary of FXE.

WHEREAS, the funds obtained by FXE from the Pledgee under the Note will be used to finance operations of the Pledgor.

WHEREAS, in consideration for the making of the loan, the Pledgor has entered into an option agreement for the sale and purchase of natural gas in Poland dated the date hereof with the Pledgee.

WHEREAS, the Pledgor has undertaken to pledge to the Pledgee the Rights and Receivables (as defined below) in order to secure the payment by FXE of amounts due to the Pledgee under the Note.

NOW, THEREFORE, the Parties have agreed as follows:

Article I.        Definitions.

1. In this agreement the following capitalized terms shall have the meanings set forth opposite them respectively:

"Agreement" -                       this agreement;

"Bankruptcy Law" -                  Title 11, U.S. Code or any similar  federal,
                                    state  or  foreign  law  for the  relief  of
                                    debtors  or  the   protection  of  creditors
                                    including the Polish Bankruptcy Law of 1934 and the Polish Law on Composition Proceeding of 1934;

"Business Day" -                    a calendar day other than  Saturday,  Sunday
                                    or  public   holidays  in  the  Republic  of
                                    Poland;

"Custodian" -                       any receiver, trustee, assignee,  liquidator
                                    or  similar  official  under any  Bankruptcy
                                    Law;

"Date Certain" -                    the date this  Agreement  is  certified by a
                                    notary, which certification shall be made promptly upon its execution;

"Enforcement Notice" -              the notice referred to in Art. VI.1 hereof;

"Event of Default" -                shall  have  the  meaning  set  forth in the
                                    Note;

"FXE" - an entity referred to in the Recitals to the Agreement;

"Indebtedness" -                    with respect to any Person, any indebtedness
                                    of such Person,  under  contract or statute,
                                    whether  or not  contingent,  in  respect of
                                    borrowed money or evidenced by bonds, notes,
                                    debentures or similar instruments or letters
                                    of credit (or  reimbursement  agreements  in
                                    respect thereof) or representing the balance
                                    deferred and unpaid of the purchase price of
                                    any property  (including pursuant to capital
                                    leases and sale-and-leaseback  transactions)
                                    or  representing  any  hedging   obligations
                                    under  an  Exchange   Rate  Contract  or  an
                                    Interest  Rate  Agreement,  if  and  to  the
                                    extent  any  of the  foregoing  indebtedness
                                    (other  than  obligations  under an Exchange
                                    Rate Contract or an Interest Rate Agreement)
                                    would  appear as a liability  upon a balance
                                    sheet of such Person  prepared in accordance
                                    with GAAP, and also includes,  to the extent
                                    not  otherwise  included,  the  Guarantee of
                                    items which  would be  included  within this
                                    definition.  "Indebtedness" does not include
                                    accrued   operating   costs,   expenses   or
                                    liabilities, open account advances or trade accounts payable;

"Material Adverse Effect" -         an event or circumstance (or any combination
                                    thereof) which is or is reasonably likely to
                                    be materially  adverse to the ability of FXE
                                    to satisfy in full its material  obligations
                                    under  the  Note  or to the  ability  of the
                                    Pledgor  to  satisfy  in full  its  material
                                    obligations  under  this  Agreement  or  any
                                    other  Security  Agreement,   including  the
                                    perfection, priority or enforceability of any security created or purported to be created pursuant to any Security Agreement;

"Note" - the note referred to in the Recitals to this Agreement;

"Party" -                           a party to this Agreement;

"Parties" -                         the parties to this Agreement;

"Payment Default" -                 a payment default defined in Art. VI.2 b.(1)
                                    hereof;

"Pledge" -                          the pledge established  hereunder (Art. II.1
                                    hereof);

"Pledgee" -                         a party defined on the front page hereof;

"Pledgor" -                         a party defined on the front page hereof;

"Project Finance Debt" -            any  agreement  with CIBC and/or other banks
                                    and/or   financial   institutions  or  other
                                    entities  for the  provision  of  additional
                                    financing  in  connection   with   Pledgor's
                                    projects in Poland;

"Registered Pledge" -               a registered pledge referred to in Art. II.6
                                    hereof;

"Registered Pledge Agreement" -     an  agreement   referred  to  in  Art.  II.6
                                    hereof;

"Relevant Agreement" -              [insert description of Relevant Agreement]

"Rights and Receivables" -          any  and  all  rights,  to the  extent  such
                                    rights  are   transferable,   and  pecuniary
                                    receivables of the Pledgor  (whether  actual
                                    or  contingent)  in, to or arising under the
                                    Relevant   Agreement;    "transferable"   in
                                    relation  to  any  right  (including,  inter
                                    alia, any receivable or claim) means either:
                                    (a) there is no  prohibition on the transfer
                                    of, or no other  impediment  to,  the Pledge
                                    hereunder;   or   (b)   there   is   such  a
                                    prohibition  or  impediment  and any consent
                                    required  to  remove  such   prohibition  or
                                    impediment  has  been   obtained;

"Secured Obligations"  -            the rights and claims of the Pledgee  under:
                                    (i) the Note, and (ii) this Agreement to the extent provided in Art. 314 of the Polish
                                    Civil Code;

"Security Period" -                 without  prejudice  to Art.  VIII.2  hereof,
                                    means  the  period  beginning  on  the  date
                                    hereof and ending on the earlier of: (i) the
                                    date  on  which  FXE  has  duly   performed,
                                    discharged or paid the Secured Obligations in full, or (ii) the date on which the Registered Pledge has been duly and validly entered into the register of pledges, such entry being final in the course of the court proceedings.

2. "Exchange Rate Contract", "GAAP", "Interest Rate Agreement", "Person", "Security Agreement" and other capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Note.

Article II.       Pledge of Rights and Receivables.

1. As collateral security for the discharge, payment and performance of the Secured Obligations by FXE, the Pledgor hereby pledges to the Pledgee the Rights and Receivables (the "Pledge").

2. To the extent that any of the Rights and Receivables which are of a contingent nature are not automatically pledged by virtue of this Agreement, the Pledgor shall:

          (a)     in the event the  establishment  of the  Pledge  requires  the execution of one or more other agreements for the establishment of a pledge, the Pledgor shall enter into any such agreements with the Pledgee on essentially the same terms herein within 15 Business Days following the Pledgee's request, but in no event later than December 31, 2009;

          (b) the Pledgor shall promptly undertake any and all other actions reasonably necessary or desirable to ensure the establishment of, or to evidence, the Pledge with respect to each of the Rights and Receivables not automatically pledged hereunder.

3. The Pledgor undertakes to pledge in favour of the Pledgee any and all rights, to the extent such rights will be transferable, and pecuniary receivables of the Pledgor (whether actual, contingent or potential) in, to or arising under any agreements or other instruments, other than the Relevant Agreement, entered into by the Pledgor from time to time during the Security Period relating to or in connection, in whole or in part, with the Pledgor's rights and interests under the Relevant Agreement. The Pledgor shall enter into any such agreements with the Pledgee on essentially the same terms herein within 15 Business Days following the Pledgee's request, but in no event later than December 31, 2009.

4. Whereas the amounts of certain components of the Secured Obligations are not known at the date hereof, the Secured Obligations shall be secured up to the maximum amount equal to USD7,500,000 (seven million five hundred thousand United States dollars).

5. The Pledgee may enforce all and any of its rights in connection with the Secured Obligations and any other rights which the Pledgee may have under Polish law, including, but not limited to, the right to apply to a court for an appropriate enforcement title (tytu(3) wykonawczy) in accordance with the provisions of the Polish Code of Civil Procedure.

6. The Parties have entered, on the date hereof, into an agreement for a registered pledge on the Rights and Receivables (zastaw rejestrowy) for the benefit of the Pledgee as collateral security for the discharge, payment and performance of the Secured Obligations by FXE. Such registered pledge shall be established pursuant to, and within the meaning of, the Polish Law on Registered Pledge and Register of Pledges of December 6, 1996, on the Rights and Receivables (respectively, the "Registered Pledge Agreement" and the "Registered Pledge").

7. The Pledgor shall be entitled to exercise all of its rights under the Relevant Agreement as long as no Event of Default occurs and no Enforcement Notice is delivered.

8. The Pledgor shall ensure that the Pledge is immediately notified to the counterparty under the Relevant Agreement. A form of notification is attached as Schedule No. 3 hereto.

Article III. Representations, Warranties and other Covenants of the Pledgor.

1.       The Pledgor hereby represents and warrants to the Pledgee that:

         (a) it is duly organized and validly existing under the laws of the Republic of Poland;

         (b) the documents which contain or establish its constitution include provisions, which give power for it to own its assets and carry on its business and operations as they are now being conducted;

         (c) all necessary corporate authority has been obtained and action taken by it to duly execute and deliver this Agreement and to perform the transactions contemplated in this Agreement, and this Agreement constitutes valid and legally binding obligations of it enforceable against it in accordance with its terms;

         (d) neither the signing of this Agreement nor the performance of any transactions contemplated within the said Agreement, does or will contravene or constitute a default under or cause to be exceeded, any limitation on it or the powers of its directors imposed by or contained in:

                  (i) any law by which it or any of its assets is bound or affected,

                  (ii)     any  document  which  contains  or  establishes   its
                           constitution, or

                  (iii) any agreement to which it is a party or by which any of its assets is bound;

         (e) except for (1) the execution hereof, (2) obtainment of the Date Certain, (3) the notification to the counterparty under the Relevant Agreement as referred to in Schedule No. 3 hereto, and (4) the corporate authorization of the Pledgor attached as Schedule No. 4 hereto, no authorization, approval, consent, license, exemption, registration, recording, filing or notarization and no payment of any duty or tax and no other action whatsoever which has not been duly and unconditionally obtained, made or taken is necessary or desirable to ensure the validity, legality or priority of the liabilities and obligations of the Pledgor or the rights of the Pledgee under this Agreement.

2.       The Pledgor further represents and warrants to the Pledgee that:

         (a) the Rights and Receivables (1) are, or upon their coming into existence, will be due to the Pledgor, (2) are not disputed as regards the principal and, if due, the amount, (3) are not restricted by the provisions of law or barred by the statutes of limitation, (4) have not been the subject of disposal, sale or any other similar agreement, (5) are not the subject of a pledge, including any registered, regular, statutory or Treasury pledge, or assignment or any other rights or claims of third parties, (6) are not secured by a mortgage or seized by execution bodies, (7) are not subject to any administrative, judicial or arbitration proceedings or decision, judgment or ruling, and (8) other than any right of set-off under the Relevant Agreement, there are no objections or exceptions to the Rights and Receivables which the counterparty under the Relevant Agreement could raise against the Pledgor;

         (b) the Relevant Agreement was validly entered into between the parties thereto and is still binding, has not been amended or terminated, and neither party therein has breached it, renounced it or otherwise withdrawn therefrom; in particular, all permits and approvals referred to in Art. 7.1 of the Relevant Agreement have been validly obtained; and

         (c) it is not in arrears for any payment of any taxes or other public charges.

3.       The Pledgor covenants to:

         (a) use reasonable efforts to obtain, or cause to be obtained, maintain and comply with, or cause to be maintained and complied with, and do all that is necessary to maintain in full force and effect the terms of all government concessions, approvals, licences and permits required in relation to this Agreement and the Pledgor's interests and rights under the Relevant Agreement, except where failure to do so would not have a Material Adverse Effect;

         (b) comply in all material respects with, or do or cause to be done, all acts and things which may from time to time be required under, all laws (including environmental laws), statutes, orders, decrees, injunctions and regulations applicable to or having jurisdiction over this Agreement or any of the Pledgor's interests and rights under the Relevant Agreement, except where failure to do so would not have a Material Adverse Effect;

         (c) promptly file, or cause to be filed, all tax returns required to be filed by the Pledgor and pay all taxes when due;

         (d) comply in all material respects with and perform its obligations as they fall due under the Relevant Agreement and each contract or agreement in relation thereto and meet all of its other material obligations as they fall due, except where failure to do so would not have a Material Adverse Effect during the whole Security Period;

         (e) to the maximum extent permissible under Polish law, maintain the Rights and Receivables in full force and effect, free of any third party claims or rights of whatever nature and free from any objections or exceptions that could be raised against it or the Pledgee;

         (f) take all steps which are reasonably required to maintain, pursue and enforce its rights under the Relevant Agreement and all contracts or agreements in relation thereto, except where failure to do so would not have a Material Adverse Effect;

         (g) do or cause to be done all such things as are necessary to maintain and keep in full force and effect its existence as a legal person and all material rights arising as a consequence thereof;

         (h) indemnify the Pledgee and keep it at all times (whether during or after the Security Period) harmless from and against all liabilities and expenses incurred by it in connection with the performance and/or enforcement of this Agreement and/or any rights vested in it pursuant hereto except that the Pledgee shall not be indemnified in respect of liabilities and expenses incurred by it as a result of its own gross negligence or wilful misconduct;

         (i) in the event of sale of the Rights and Receivables in the course of the enforcement of the Pledge, execute and deliver at its own costs any appropriate instruments necessary or advisable to assign the Rights and Receivables;

         (j) upon a written request of the Pledgee, execute and deliver at its own cost such further documents and do such further acts and things as the Pledgee may reasonably request for the security in respect of the Rights and Receivables or any collateral rights pursuant to Art. IV hereof; and

         (k) promptly furnish the Pledgee with all information reasonably requested in writing by the Pledgee concerning the Rights and Receivables and the Relevant Agreement and promptly give notice in writing to the Pledgee of any event which might make any part of the Relevant Agreement ineffective or unenforceable or which may result in a Material Adverse
                  Effect, as well as to permit the Pledgee or any person authorized by it, upon prior written notice to make copies of all documentation relating to the Rights and Receivables and the Relevant Agreement at any time.

         To the extent compliance with the foregoing covenants would require actions to be taken by entities in which the Pledgor has an ownership interest or with which the Pledgor has contracted, the Pledgor shall use its reasonable efforts to cause such entities to take such necessary actions.

4. Throughout the term of this Agreement and provided the Note has not been repaid in full, the Pledgor shall not, without the prior written consent of the Pledgee in each instance, cause, suffer or permit any of the following to occur:

         (a) to encumber or otherwise cause, suffer or permit any lien or other defect in title to be filed or recorded against its interests in the Rights and Receivables or the Relevant Agreement, except where Polish law does not allow the pertinent restriction to be imposed on the Pledgor;

         (b)      to incur any Indebtedness other than Project Finance Debt;

         (c) to amend, novate, terminate, renounce or otherwise change or eliminate the Rights and Receivables or the Relevant Agreement without the prior written consent of the Pledgee or default under any agreement to which it is a party now or hereafter affecting any of its rights or interests in relation thereto, except where such action would not have a Material Adverse Effect; and

         (d) to voluntarily sell, transfer, assign or otherwise dispose of all or any portion of its interests in relation thereto, the Rights and Receivables or the Relevant Agreement, except where such action would not have a Material Adverse Effect and except where Polish law does not allow the pertinent restriction to be imposed on the Pledgor.

         To the extent compliance with the foregoing covenants would require entities in which the Pledgor has an ownership interest or with which the Pledgor has contracted, the Pledgor shall use its reasonable efforts to cause such entities to refrain from taking such actions.

5.       Notwithstanding any of the provisions of this Agreement:

         (i) the Pledgor shall duly perform its obligations and remain liable under the Relevant Agreement;

         (ii) the Pledgee shall be under no obligation or liability under the Relevant Agreement, including the obligation to make any payment under or in respect thereof; and

         (iii) the Pledgee shall not be obliged to enforce any rights arising under the Relevant Agreement or to make any inquiries as to the nature or sufficiency of any payment received by it.

Article IV.       Power of Attorney, Assignment.

1. As additional, and unrelated to the Pledge, collateral security for payment, performance and discharge of the Secured Obligations by FXE, the Pledgor hereby grants to the Pledgee an irrevocable power of attorney to:

         (i) exercise any and all rights to which the Pledgor as party to the Relevant Agreement is entitled; and

         (ii) assign the Rights and Receivables and receive the proceeds of such an assignment.

         The foregoing power of attorney constitutes Schedule No. 5 to this Agreement.

2. The Pledgee undertakes not to exercise the authority granted under the power of attorney referred to in Art. IV.1 above, prior to the Enforcement Notice being delivered.

3. While the assignment of the Rights and Receivables effected by the Pledgee on the basis of the foregoing power of attorney will be made in the name of the Pledgor, the Pledgor hereby assigns to the Pledgee, subject to receipt of any required foreign exchange permit, the proceeds resulting from such an assignment, the foregoing assignment to constitute an additional, and unrelated to the Pledge, collateral security for the discharge, payment and performance of the Secured Obligations by FXE.

Article V.        Separate Security Interest.

1. The Parties hereby expressly acknowledge and confirm that the Pledge and the additional collateral securities granted in Art. IV hereof, shall constitute a security interest on behalf of the Pledgee separate from one another, and unrelated to one another, and additional and unrelated to any other security interest which has been or shall have been granted by FXE or the Pledgor to the Pledgee to secure the discharge, performance and payment of the Secured Obligations.

2. The Parties hereby agree that the Pledgee may exercise its rights hereunder irrespective of its rights under any other security interest securing the discharge, performance and payment of the Secured Obligations.

3. For the avoidance of doubt, all types of rights granted to the Pledgee hereunder are established for the purpose of securing the discharge, performance and payment of the Secured Obligations and shall only be exercised in respect of the Secured Obligations and other related claims which may be secured by operation of law.

Article VI.       Enforcement of the Pledgee's Rights under this Agreement.

1. Immediately upon delivery of written notice (the "Enforcement Notice") by the Pledgee to the Pledgor, the Pledgee shall be irrevocably and unconditionally entitled to freely and fully exercise its rights hereunder, including the rights granted under Art. IV hereof and any other rights available to pledgees and creditors under applicable laws.

2.       An Enforcement Notice may be delivered if:

         (a)      there is an Event of Default;

         (b) there is a default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness (including for the avoidance of doubt, any Project Finance Debt) for money borrowed by the Pledgor (or the payment of which is guaranteed or otherwise secured by the Pledgor), whether such Indebtedness or guarantee now exists or is created after the date hereof, which default:

                  (1) is caused by a failure to pay when due any amounts payable on such Indebtedness within the grace period provided for in such Indebtedness

                           (which failure continues beyond any applicable grace period) (a "Payment Default");

                  (2) results in the acceleration of such Indebtedness prior to its express maturity; and

                  (3) in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there is a Payment Default or the maturity of which has been so accelerated, aggregates US$250,000 or more;

         (c)      the  Pledgor   pursuant  to  or  within  the  meaning  of  any
                  Bankruptcy Law:

                  (1)      commences a voluntary case;

                  (2) consents to the entry of an order for relief against it in an involuntary case in which it is the debtor;

                  (3) consents to the appointment of a Custodian of it or for all or substantially all of its property;

                  (4) makes a general assignment for the benefit of its creditors; or

                  (5) generally is unable to pay its debts as the same become due or otherwise becomes insolvent;

         (d) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                  (1) is for relief against the Pledgor in an involuntary case;

                  (2) appoints a Custodian for the Pledgor or for all or substantially all of its property; or

                  (3) orders the liquidation of the Pledgor, and the order or decree remains unstayed and in effect for 60 days;

         (e) any concession agreement, consent, license, permit, approval or authorization required for the development activities of the Pledgor with respect to the Relevant Agreement is revoked, suspended, cancelled, terminated or otherwise ceases to be in full force and effect, excluding any relinquishment of rights to non-producing property interests the Pledgor deems not to be commercially prospective, in each case, where such act would have a Material Adverse Effect.

3. The proceeds received by the Pledgee from enforcement of its rights hereunder shall be applied in the order of priority determined by the Pledgee.

4. In the course of enforcement of the rights under this Agreement, the Pledgee shall use its reasonable endeavours to maximize the proceeds of such enforcement; provided, however, that the Pledgee may choose to enforce its rights hereunder in such manner as it reasonably sees fit and shall not be required to spend any money or to incur any costs in any attempt to maximize the proceeds of enforcement, and the Pledgee shall not be responsible to FXE or the Pledgor for any failure to enforce or to maximize the proceeds of enforcement.

5. The Pledgee shall be accountable to the Pledgor only for amounts actually received by the Pledgee from enforcement of the Pledge.

6. The Pledgee shall not be liable to the Pledgor or FXE as a result of anything done or neglected to be done by the Pledgee hereunder, except that the Pledgee shall be liable for its gross negligence or wilful misconduct.

7. The enforcement of the Pledgee's rights hereunder and the application of the proceeds received thereupon as aforesaid shall not cure or waive any default or waive, modify or affect any notice of default under the Note or invalidate any act done pursuant to such notice.

Article VII.      Expense of Enforcement, Payment of Public Charges.

1. The Pledgor agrees that it shall pay any and all duties, taxes and other public charges including, but not limited to, any civil law transaction tax and notarial fees, which shall have become due and payable under Polish law in connection with the execution, performance and enforcement of this Agreement. Further, it shall pay to the Pledgee all other costs and expenses relating to this Agreement other than the Pledgee's legal fees and internal costs in connection with the execution of this Agreement. If any such charges, costs or expenses are incurred by the Pledgee, the Pledgor shall reimburse the Pledgee for all such sums promptly after receiving from the Pledgee a relevant request accompanied by a receipt or other document evidencing the payment thereof by the Pledgee.

2. Any clause included in this Agreement obligating one Party to indemnify the other Party constitutes an agreement for release of debt (umowa o zwolnienie z d(3)ugu) within the meaning of Art. 392 of the Polish Civil Code to the extent that the duty to indemnify does not constitute an obligation to compensate for damage (obowi(1)zek naprawienia szkody).

Article VIII.     Expiration of Pledge.

1. Without prejudice to mandatory provisions of Polish law, the Pledgee's rights and powers hereunder shall continue and remain in full force and effect throughout the Security Period unless the Parties hereto agree in writing on an earlier termination.

2. The Parties agree that in the event the Pledge has expired due to the Registered Pledge being duly and validly entered into the register of pledges, such entry being final in the course of court proceedings, and in the event the Registered Pledge has subsequently turned out to be invalid or expired for reasons other than FXE having duly performed, discharged or paid the Secured Obligations in full, this Agreement shall be deemed re-entered into as of the moment of declaration of invalidity or expiration of the Registered Pledge. In such case, at the Pledgee's request, the Parties shall immediately confirm in writing that the Pledge has been re-established in accordance with this Art. VIII.2.

3. Promptly following payment or other satisfaction, whether by conversion of the Note to common stock of FXE or otherwise, of the Secured Obligations in full, the Pledgee shall execute and deliver to the Pledgor such releases, notices and terminations of the Pledge as the Pledgor may reasonably request. Such releases, notices and terminations shall be in a form suitable for recording and filing in each office and location in which any notice of the Pledge is recorded or filed and may be so recorded and filed by the Pledgor.

Article IX.       Notices.

         All notices or other communications given under or in connection with this Agreement shall, in order to be effective, be given in writing and, unless otherwise stated may be delivered either personally, by registered mail or fax. Any such notice shall be deemed received by the other Party:

         (i) in the case of personal delivery, on personal delivery to the address specified below;

         (ii) in the case of registered mail, on the date the registered mail is indicated by the postal authorities as having been received by the addressee; and

         (iii) in the case of fax, on the time and date stated on the transmission report confirming the receipt of a given fax by the addressee; provided that if the date of transmission is not a Business Day or the fax transmission took place on a Business Day after 5.30 p.m. on such day at the place of receipt, such fax shall be deemed received at the beginning of the following Business Day.

The addresses and facsimile numbers of the Parties are as follows:

           for the Pledgor:

           FX Energy Poland Sp. z o.o.
           Al. Jana Paw(3)a II 29
           00-867 Warsaw, Poland
           Phone: +48 22 528 9194
           Fax: +48 22 528 9191
           Attn.:  General Manager


           with a copy to:

           FX Energy, Inc.
           3006 Highland Drive, #206
           Salt Lake City, UT  84106, USA
           Phone: +1 801 486 5555
           Fax:   +1 801 486 5575
           Attn.:  Andy Pierce
           or such other address or facsimile number as the Pledgor may notify to the Pledgee, giving not less than five Business Days' notice.

           for the Pledgee:

           Rolls-Royce Power Ventures Limited

           Allington House
           150 Victoria Street
           London SW1E 5LB
           England
           Phone: +44 20 7227 9000
           Fax:   +44 20 7227 9001
           Attn.:  Graeme Fairbairn

           or such other address or facsimile number as the Pledgee may notify to the Pledgor, giving not less than five Business Days' notice.

Article X.        Saving of Rights.

         The failure of the Pledgee to enforce any of its rights hereunder or to require the performance of any provision of this Agreement or its waiver of any breach under this Agreement shall not prevent a subsequent enforcement of such right or term, nor be deemed a waiver of any subsequent breach of any of the terms hereof.

Article XI.       Invalidity of any Provision.

         If any provision of the Agreement becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired.

Article XII.      Applicable Law.

         This Agreement shall be governed and interpreted in accordance with the laws of the Republic of Poland.

Article XIII.     Entire Agreement. Interpretation.

1. This Agreement supersedes any prior agreements and understandings between the Parties hereto with respect to subject matter hereof and is the complete agreement of the Parties hereto with respect to the subject matter hereof, except for the Registered Pledge Agreement.

2. In the Agreement, unless the contrary intention appears, a reference to:

         (a) a provision of law or regulation is a reference to that provision as amended or subsequently substituted;

         (b) an Article or a Schedule is a reference to a clause of or a Schedule to this Agreement;

         (c) any person includes any individual, partnership or legal person and such reference shall also include a reference to its successors and assigns;

         (d) any assets includes, unless the context otherwise requires, present and future assets; and

         (e) the Note or any other document is a reference to the Note or such other documents as amended, novated or supplemented.

3.       Words importing the singular shall include the plural and vice versa.

Article XIV.      Amendments.

         Any and all amendments and additions to this Agreement shall be invalid unless made in writing with a notarized date certain.

Article XV.       Assignment.

         The Pledgee shall have the right to assign or transfer all or part of its rights hereunder to any third party; provided that the Note has been, or concurrently will be, validly assigned to such third party, and provided that the assignee or transferee expressly agrees in writing to the Pledgor to be bound by the terms of this Agreement. The Pledgor shall not have the right to assign or transfer either all or part of its rights hereunder to any third party without the prior written consent of the Pledgee.

Article XVI.      Headings.

         All headings in this Agreement are inserted solely for convenience of reference and shall be given no effect in the interpretation of this Agreement.

Article XVII.     Language.

         This Agreement has been made in the English and Polish languages. All notices or communications under this Agreement shall be in the English language, or if in any other language, accompanied by a translation into English. In the event of any conflict between the English and Polish versions, the Polish language version shall prevail.

Article XVIII.    Dispute Resolution.

1. All disputes arising out of this Agreement or connected therewith, shall be amicably settled by the Parties in good faith negotiations. If any dispute hereunder is not resolved amicably within 30 days from the date of a pertinent request by a Party, it will be settled finally by the Arbitration Court at the National Chamber of Commerce.

2. The arbitration shall be conducted in Warsaw in accordance with the Arbitration Rules of the Arbitration Court at the National Chamber of Commerce, subject to the following stipulations. The proceedings shall be conducted in the English language.

         The arbitration court shall be composed of three arbitrators, one appointed by the claimant(s), one appointed by the defendant(s), and one appointed jointly by the arbitrators appointed by the claimant(s) and defendant(s). The third arbitrator shall chair the arbitration court. If any of the Parties to a dispute fails to appoint its arbitrator within the period specified in the arbitration rules, or the two arbitrators fail to appoint the chairman of the arbitration panel, then the Chairman of the Arbitration Court at the National Chamber of Commerce in Warsaw shall act as an "appointing authority" within the meaning of the arbitration rules. The arbitration award shall be final and enforceable in any court of competent jurisdiction and the Parties agree to comply with it voluntarily within 10 days from its receipt.

3. The provisions of this Article XVIII constitute an arbitration clause within the meaning of Art. 697 of the Polish Code of Civil Procedure.

IN WITNESS WHEREOF, the Parties have caused these presents to be executed by their respective corporate officers thereunto duly authorized.

FX Energy Poland Sp. z o.o.

Place:            _________________

By:               _________________
Name:             David Norman Pierce
Title:            Member of the Management Board


Rolls-Royce Power Ventures Limited

Place:            _________________

By:               _________________
Name:             Graeme Fairbairn
Title:            Attorney-in-fact

LIST OF SCHEDULES

Schedule 1        -        An  excerpt  from  the  Commercial  Register  of  the
                           Pledgor and a copy of the power of  attorney  for Mr.
                           Graeme Fairbairn..

Schedule 2        -        A copy of the Relevant  Agreement with all subsequent
                           amendments.

Schedule 3        -        A form  of  notice  to  the  counterparty  under  the
                           Relevant Agreement.

Schedule 4        -        Resolution of the Pledgor's sole shareholder.

Schedule 5        -        A form of power of  attorney  for the  Pledgee  [date
                           certain].

               AGREEMENT FOR REGISTERED PLEDGE OF RECEIVABLES NO.

         This Agreement for Registered Pledge of Receivables is made on March 9, 2001, by and among:

(1)      PLEDGEE:

         Name:                  Rolls-Royce Power Ventures Limited
         REGON:                 -------------------
         Country:               United Kingdom
         City:                  London
         Municipality:          -------------------
         Voivodship:            -------------------
         Street:                Victoria Street
         House No.:             150
         Office No.:            -------------------
         Post Code:             SW1E 5 LB

         (hereinafter, the "Pledgee"), represented by Mr. Graeme Fairbairn an attorney-in-fact


(2)      PLEDGOR:

         Name:                  FX Energy Poland Sp. z o.o.
         REGON:                 012659847
         Country:               Poland
         City:                  Warsaw
         Municipality:          Warszawa Centrum
         Voivodship:            Mazovian
         Street:                Jana Paw(3)a II
         House No.:             29
         Office No.:            -------------------
         Post Code:             00 - 867

         (hereinafter, the "Pledgor"), represented by David Norman Pierce, a Management Board member of the Pledgor.

A copy of an excerpt from the Commercial Register of the Pledgor and a copy of the power of attorney for Mr. Graeme Fairbairn are attached to this Agreement as
Schedule 1.

Agreement for Pledge of Rights and Receivables No. __

Page 2
--------------------------------------------------------------------------------

                                   WITNESSETH

WHEREAS, pursuant to the USD 5,000,000 Convertible Secured Note (the "Note") of FX Energy, Inc. with its seat in Salt Lake City, Utah, USA ("FXE"), the Pledgee has undertaken to make available to FXE, in two equal drawings of USD 2,500,000 each, and subject to the terms and conditions of the Note, a loan in the amount of USD 5,000,000.

WHEREAS, the Note, a debt instrument (other than a bond) issued in accordance with the pertinent laws of the United States (an OECD member), indicates the Pledgee as a creditor thereunder, and thus, provides for an obligation defined under Art. 1 Sec.1 Subsec. 8) of RPL (as defined below).

WHEREAS, the Pledgor is, indirectly, a wholly owned subsidiary of FXE.

WHEREAS, the funds obtained by FXE from the Pledgee under the Note will be used to finance operations of the Pledgor.

WHEREAS, in consideration for the making of the loan, the Pledgor has entered into an option agreement for the sale and purchase of natural gas in Poland dated the date hereof with the Pledgee.

WHEREAS, the Pledgor has undertaken to pledge in favor of the Pledgee the Rights and Receivables (as defined below) in order to secure the payment by FXE of the amounts due to the Pledgee under the Note.

NOW, THEREFORE, the Parties have agreed as follows:

Article I.        Definitions.

1. In this agreement the following capitalized terms shall have the meanings set forth below:

         "Agreement"                this agreement;

         "Bankruptcy Law"           the  Polish  Bankruptcy  Law  (Decree of the
                                    President  of the  Republic of Poland  dated
                                    October 24, 1934 (Unified text dated October
                                    24,  1991  (Journal  of Laws No.  118,  Item
                                    512)),   the  Polish   Law  on   Composition
                                    Proceedings  dated October 24, 1934 (Journal
                                    of Laws No. 93,  Item 836, as  amended),  or
                                    any   similar   foreign    applicable   law,

Agreement for Pledge of Rights and Receivables No. __

Page 3
--------------------------------------------------------------------------------

                                    including Title 11, United States Code, for the relief of debtors or the protection of creditors;

         "Business Day"             a calendar day other than  Saturday,  Sunday
                                    or a public holiday in the Republic of Poland;

         "Catalogue"                the   Catalogue  of  Methods  of  Describing
                                    Subject   Matter  of   Pledge   constituting
                                    Attachment No. 1 to the Decree of the Minister of Justice dated October 15, 1997 on detailed organization and maintaining of a register of pledges (Journal of Laws dated
                                    October 30, 1997, No. 134, item 892);

         "CC"                       Polish  Civil  Code  dated  April  23,  1964
                                    (Journal   of  Laws  No.  16,  Item  93,  as
                                    amended);

         "Custodian"                any receiver, trustee, assignee,  liquidator
                                    or  similar  official  under any  Bankruptcy
                                    Law;

         "Enforcement Notice"       the notice referred to in Art. V.1 hereof;

         "Event of Default"         shall  have  the  meaning  set  forth in the
                                    Note;

         "FXE" an entity referred to in the Recitals to the Agreement;

         "Indebtedness"             with respect to any Person, any indebtedness
                                    of such Person, under a contract or statute, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or representing the balance deferred and unpaid of the purchase price of any property (including pursuant to capital leases and sale-and-leaseback transactions)

Agreement for Pledge of Rights and Receivables No. __

Page 4
--------------------------------------------------------------------------------

                                    or  representing  any  hedging   obligations
                                    under  an  Exchange   Rate  Contract  or  an
                                    Interest  Rate  Agreement,  if  and  to  the
                                    extent  any  of the  foregoing  indebtedness
                                    (other  than  obligations  under an Exchange
                                    Rate Contract or an Interest Rate Agreement)
                                    would  appear as a liability  upon a balance
                                    sheet of such Person  prepared in accordance
                                    with GAAP, and also includes,  to the extent
                                    not  otherwise  included,  the  Guarantee of
                                    items which  would be  included  within this
                                    definition.  "Indebtedness" does not include
                                    accrued   operating   costs,   expenses   or
                                    liabilities, open account advances or trade accounts payable;

         "LRP" the Law on Registered Pledge of December 6, 1996 of the Republic of Poland (Journal of Laws No. 149, item 703, as amended);

         "Material Adverse Effect"  an event or circumstance (or any combination thereof) which is or is reasonably likely to
                                    be materially  adverse to the ability of FXE
                                    to satisfy in full its material  obligations
                                    under  the  Note  or to the  ability  of the
                                    Pledgor  to  satisfy  in full  its  material
                                    obligations  under  this  Agreement  or  any
                                    other  Security  Agreement,   including  the
                                    perfection, priority or enforceability of any security created or purported to be created pursuant to any Security Agreement;

         "Note" the note referred to in the Recitals to the Agreement;

         "Party"                    a party to this Agreement;

         "Parties"                  the parties to this Agreement;

         "Payment Default"          a payment default  defined in Art.  V.2b.(1)
                                    hereof;

         "Pledgee"                  the party defined on the front page hereof;

Agreement for Pledge of Rights and Receivables No. __

Page 5
--------------------------------------------------------------------------------


         "Pledgor"                  the party defined on the front page hereof;

         "Project Finance Debt" any agreement with CIBC and/or other banks and/or financial institutions or other entities for the provision of additional financing in connection with Pledgor's projects in Poland;

         "Relevant Agreement" -     [insert description of Relevant Agreement]

         "Regular Pledge"           a pledge referred to in Art. II.4 hereof;

         "Rights and Receivables"   any  and  all  rights,  to the  extent  such
                                    rights  are   transferable,   and  pecuniary
                                    receivables of the Pledgor  (whether  actual
                                    or  contingent)  in, to or arising under the
                                    Relevant   Agreement;    "transferable"   in
                                    relation  to  any  right  (including,  inter
                                    alia, any receivable or claim) means either:
                                    (a) there is no  prohibition on the transfer
                                    of, or no other  impediment  to,  the Pledge
                                    hereunder;   or   (b)   there   is   such  a
                                    prohibition  or  impediment  and any consent
                                    required  to  remove  such   prohibition  or
                                    impediment has been obtained;

          "Secured Obligations"     the rights and claims of the Pledgee  under:
                                    (i) the Note, and (ii) this Agreement to the extent provided in Art. 314 CC;

         "Security Period"          the  period  beginning  on the date on which
                                    the Pledge will have been entered into the register of pledges and ending upon the date of the entire expiration of the Secured
                                    Obligations.

2. "Exchange Rate Contract", "GAAP", "Interest Rate Agreement", "Person", "Security Agreement" and other capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Note.

Agreement for Pledge of Rights and Receivables No. __

Page 6
--------------------------------------------------------------------------------

Article II.       Establishment and Subject Matter of Pledge.

1. As a collateral security for the discharge, payment and performance of the Secured Obligations by FXE, the Pledgor hereby establishes in favor of the Pledgee a registered pledge on the Rights and Receivables, in accordance with Art. 2.1 of the LRP (the "Pledge"). The pledged Rights and Receivables shall consist of:

         (i) receivables of the following characteristics (within the meaning of and according to the Catalogue):

                  (A)      Name of subject matter of the pledge:

                           receivables

                  (B) Position Number in the Catalogue of Description of Subject Matter of Pledge:

                           D 1

                  (C)      Features of the subject matter of the pledge:

                           feature (a)       Type of receivable

                                             non-pecuniary receivable

                           feature (b)       Parties entitled

                                             FX Energy  Poland  Sp. z o.o.  with
                                             its seat at Jana Paw(3)a 29, Warsaw
                                             00 - 867

                           feature (c)       Parties obligated

                                             Polskie    Gornictwo    Naftowe   i
                                             Gazownictwo  S.A  with  its seat at
                                             Krucza 6/14, Warsaw 00-537

                          feature (d)        Name    (description)    of   legal
                                             relationship

                                             the Natural  Gas Sale and  Purchase
                                             Agreement,   Fences  Area   Fields,
                                             Republic of Poland, entered into on
                                             December 18, 2000 by and between FX
                                             Energy   Poland  Sp.  z  o.o.   and
                                             Polskie    Gornictwo    Naftowe   i
                                             Gazownictwo S.A.

Agreement for Pledge of Rights and Receivables No. __

Page 7
--------------------------------------------------------------------------------


                           feature (e)       Value of  subject matter  of pledge
                                             (nominal amount, interest rate)

                                             200,000 PLN

                           feature (f)       Type  of  collateral  security   of
                                             receivable

                                             NONE

                  (D)      Manner of marking the subject of the pledge

                           NONE

         (ii) future rights of the following characteristics (within the meaning of and according to the Catalogue):

                  (A)      Name of subject matter of the pledge:

                           other inter parties right

                  (B) Position Number in the Catalogue of Description of Subject Matter of Pledge:

                           D 2

                  (C)      Features of the subject matter of the pledge:

                           feature (a)       Type (name) of right

                                             future rights

                           feature (b)       Parties entitled

                                             FX Energy  Poland  Sp. z o.o.  with
                                             its seat at Jana Paw(3)a 29, Warsaw
                                             00 - 867

                           feature (c)       Parties obligated

                                             Polskie    Gornictwo    Naftowe   i
                                             Gazownictwo  S.A  with  its seat at
                                             Krucza 6/14, Warsaw 00-537

                           feature (d)       Name   (description)    of    legal
                                             relationship

                                             the Natural  Gas Sale and  Purchase
                                             Agreement,   Fences  Area   Fields,
                                             Republic of Poland, entered into on

Agreement for Pledge of Rights and Receivables No. __

Page 8
--------------------------------------------------------------------------------

                                             December 18, 2000 by and between FX
                                             Energy   Poland  Sp.  z  o.o.   and
                                             Polskie    Gornictwo    Naftowe   i
                                             Gazownictwo S.A.

                           feature (e)       Value of  subject matter  of pledge
                                             (nominal value)

                                             200,000 PLN

                           feature (f)       Type  of   collateral  security  of
                                             right

                                             NONE

         (D)      Manner of marking the subject of the pledge

                  NONE

2. The Pledgor undertakes to pledge via a registered pledge in favour of the Pledgee any and all rights, to the extent such rights will be transferable, and pecuniary receivables of the Pledgor (whether actual, contingent or potential) in, to or arising under any agreements or other instruments, other than the Relevant Agreement, entered into by the Pledgor from time to time during the Security Period relating to or in connection, in whole or in part, with the Pledgor's rights and interests under the Relevant Agreement. The Pledgor shall enter into any such registered pledge agreements with the Pledgee on essentially same terms as those contained herein, within 15 Business Days immediately following the Pledgee's request but in no event later than December 31, 2009.

3. Whereas the amounts of certain components of the Secured Obligations are not known at the date hereof, the Secured Obligations shall be secured up to the maximum amount equal to USD 7,500,000 (Seven Million Five Hundred Thousand United States Dollars).

4. On the date hereof, the Parties have entered into a certain agreement for a regular pledge (zastaw zwyk(3)y) with respect to the Rights and Receivables for the benefit of the Pledgee as collateral security for the discharge, payment and performance of the Secured Obligations by FXE. Such regular pledge was established pursuant to Art. 327 of CC and will expire immediately prior to the registration of the Pledge contemplated herein, in accordance with the terms of that certain pledge agreement (respectively, the "Regular Pledge Agreement" and the "Regular Pledge").

5. The Pledgor shall be entitled to exercise all of its rights as creditor with regard to the Rights and Receivables, as long as no Event of Default occurs and no Enforcement Notice is served by the Pledgee on the Pledgor.

Agreement for Pledge of Rights and Receivables No. __

Page 9
--------------------------------------------------------------------------------

6. Immediately after the registration of the Pledge, the Pledgor shall notify, essentially in the form presented in Part I of Schedule 3 hereto, the counterparty under the Relevant Agreement of the establishment of the Pledge, and shall ensure that such counterparty will acknowledge its acceptance of the terms of such notice, essentially in the form presented in Part II of Schedule 3 hereto, no later than 30 days of the date hereof.

Article III. Representations, Warranties and other Covenants of the Pledgor.

1.       The Pledgor hereby represents and warrants to the Pledgee that:

         (a) it is duly organized and validly existing under the laws of the Republic of Poland;

         (b) the documents which contain or establish its constitution include provisions, which give power for it to own its assets, and carry on its business and operations as they are now being conducted;

         (c) all necessary corporate authority has been obtained and action taken by it to duly execute and deliver this Agreement and to perform the transactions contemplated in this Agreement, and this Agreement constitutes valid and legally binding obligations of the Pledgor, enforceable against it, in accordance with its terms;

         (d) neither the signing of this Agreement nor the performance of any transactions contemplated under this Agreement, does or will contravene or constitute a default under or cause to be exceeded, any limitation on the Pledgor or the powers of its directors imposed by or contained in:

                  (i) any law by which it or any of its assets is bound or affected,

                  (ii)     any  document  which  contains  or  establishes   its
                           constitution, or

                  (iii) any agreement to which it is a party or by which any of its assets is bound;

         (e) except for (1) the execution hereof, (2) the notification to the counterparty under the Relevant Agreement as referred to in Schedule 3 hereto, (3) the corporate authorization of the Pledgor attached as Schedule 4 hereto and, (4) registration of the Pledge established under this Agreement in the register of pledges maintained by the competent Polish court as required under LRP, no authorization, approval, consent, license, exemption, registration, recording, filing or notarization and no payment of any duty or tax and no other action whatsoever which has not been duly and unconditionally obtained, made or taken is necessary or desirable to ensure the validity,

Agreement for Pledge of Rights and Receivables No. __

Page 10
--------------------------------------------------------------------------------

                  legality or priority of the liabilities and obligations of the Pledgor or the rights of the Pledgee under this Agreement.

2.       The Pledgor further represents and warrants to the Pledgee that:

         (a) the Rights and Receivables (1) are, or upon their coming into existence, will be due to the Pledgor, (2) are not disputed as regards the principal and, if due, the amount, (3) are not restricted by the provisions of law or barred by the statutes of limitation, (4) have not been the subject of disposal, sale or any other similar agreement, (5) save for the Regular
                  Pledge are not the subject of a pledge, including any registered, regular, statutory or Treasury pledge, or assignment or any other rights or claims of third parties, (6) are not secured by a mortgage or seized by execution bodies,
                  (7) are not subject to any administrative, judicial or arbitration proceedings or decision, judgment or ruling, and
                  (8) other than any right of set-off under the Relevant Agreement there are no objections or exceptions to the Rights and Receivables which the counterparty under the Relevant Agreement could raise against the Pledgor;

         (b) the Relevant Agreement was validly entered into between the parties thereto and is still binding, has not been amended or terminated, and neither party therein has breached it, renounced it or otherwise withdrawn therefrom; in particular, all permits and approvals referred to in Art. 7.1 of the Relevant Agreement have been validly obtained; and

         (c) it is not in arrears for any payment of any taxes or other public charges.

3.       The Pledgor covenants to:

         (a) use reasonable efforts to obtain, or cause to be obtained, maintain and comply with, or cause to be maintained and complied with, and do all that is necessary to maintain in full force and effect the terms of all government concessions, approvals, licences and permits required in relation to this Agreement and the Pledgor's interests and rights under the Relevant Agreement, except where failure to do so would not have a Material Adverse Effect;

         (b) comply in all material respects with, or do or cause to be done, all acts and things which may from time to time be required under, all laws (including environmental laws), statutes, orders, decrees, injunctions and regulations applicable to or having jurisdiction over this Agreement or any of the Pledgor's interests and rights under the Relevant Agreement, except where failure to do so would not have a Material Adverse Effect;

         (c) promptly file, or cause to be filed, all tax returns required to be filed by the Pledgor and pay all taxes when due;

Agreement for Pledge of Rights and Receivables No. __

Page 11
--------------------------------------------------------------------------------

         (d) comply in all material respects with and perform its obligations as they fall due under the Relevant Agreement and each contract or agreement in relation thereto and meet all of its other material obligations as they fall due, except where failure to do so would not have a Material Adverse Effect during the whole Security Period;

         (e) to the maximum extent permissible under Polish law, maintain the Rights and Receivables in full force and effect, free of any third party claims or rights of whatever nature and free from any objections or exceptions that could be raised against it or the Pledgee;

         (f) take all steps which are reasonably required to maintain, pursue and enforce its rights under the Relevant Agreement and all contracts or agreements in relation thereto, except where failure to do so would not have a Material Adverse Effect;

         (g) do or cause to be done all such things as are necessary to maintain and keep in full force and effect its existence as a legal person and all material rights arising as a consequence thereof;

         (h) indemnify the Pledgee and keep it at all times (whether during or after the Security Period) harmless from and against all liabilities and expenses incurred by it in connection with the performance and/or enforcement of this Agreement and/or any rights vested in it pursuant hereto except that the Pledgee shall not be indemnified in respect of liabilities and expenses incurred by it as a result of its own gross negligence or wilful misconduct;

         (i) in the event of sale of the Rights and Receivables in the course of the enforcement of the Pledge, execute and deliver at its own costs any appropriate instruments necessary or advisable to assign the Rights and Receivables;

         (j) upon a written request of the Pledgee, execute and deliver at its own cost such further documents and do such further acts and things as the Pledgee may reasonably request for the security in respect of the Rights and Receivables; and

         (k) promptly furnish the Pledgee with all information reasonably requested in writing by the Pledgee concerning the Rights and Receivables and the Relevant Agreement and promptly give notice in writing to the Pledgee of any event which might make any part of the Relevant Agreement ineffective or unenforceable or which may result in a Material Adverse
                  Effect, as well as to permit the Pledgee or any person authorized by it, upon prior written notice to make copies of all documentation relating to the Rights and Receivables and the Relevant Agreement at any time.

Agreement for Pledge of Rights and Receivables No. __

Page 12
--------------------------------------------------------------------------------

         To the extent compliance with the foregoing covenants would require actions to be taken by entities in which the Pledgor has an ownership interest or with which the Pledgor has contracted, the Pledgor shall use its reasonable efforts to cause such entities to take such necessary actions.

4. Throughout the term of this Agreement and provided the Note has not been repaid in full, the Pledgor shall not, without the prior written consent of the Pledgee and save for the Regular Pledge in each instance, cause, suffer or permit any of the following to occur:

         (a) to encumber or otherwise cause, suffer or permit any lien or other defect in title to be filed or recorded against its interests in the Rights and Receivables or the Relevant Agreement except where Polish law does not allow the pertinent restriction to be imposed on the pledgor;

         (b)      to incur any Indebtedness other than Project Finance Debt;

         (c) to amend, novate, terminate, renounce or otherwise change or eliminate the Rights and Receivables or the Relevant Agreement without the prior written consent of the Pledgee or default under any agreement to which it is a party now or hereafter affecting any of its rights or interests in relation thereto, except where such action would not have a Material Adverse Effect;

         (d) to voluntarily sell, transfer, assign or otherwise dispose of all or any portion of its interests in relation thereto, the Rights and Receivables or the Relevant Agreement, except where such action would not have a Material Adverse Effect and except where Polish law does not allow the pertinent restriction to be imposed on the pledgor; and

         (e) to remove any wells within the meaning of Art. 2.1.(d) of the Relevant Agreement.

         To the extent compliance with the foregoing covenants would require entities in which the Pledgor has an ownership interest or with which the Pledgor has contracted, the Pledgor shall use its reasonable efforts to cause such entities to refrain from taking such actions.

Agreement for Pledge of Rights and Receivables No. __

Page 13
--------------------------------------------------------------------------------

5.       Notwithstanding any of the provisions of this Agreement:


         (i) the Pledgor shall duly perform its obligations and remain liable under the Relevant Agreement;


         (ii) the Pledgee shall be under no obligation or liability under the Relevant Agreement, including the obligation to make any payment under or in respect thereof; and


         (iii) the Pledgee shall not be obliged to enforce any rights arising under the Relevant Agreement or to make any inquiries as to the nature or sufficiency of any payment received by it.

Article IV.       Registration of Pledge.

 1. Promptly upon execution hereof, however in any event not later than within seven Business Days from the date hereof, the Pledgor shall undertake all formalities necessary or advisable for registration of the Pledge contemplated hereunder in accordance with the provisions of the LRP. In particular, the Pledgor shall submit the registration applications to the pertinent court.

2. The court of proper jurisdiction for registration of the Pledge established herein shall be District Court in Warsaw - Registry of Pledges.

3. The Pledgor shall promptly inform in writing the Pledgee about any summons or decision(s) of the pertinent court concerning the entry of the Pledge contemplated herein into the registry of pledges, attaching a respective copy of each such document.

4. If the court rejects any of the applications for registration of the Pledge, then the Pledgor shall promptly inform the Pledgee about such fact and present to the Pledgee a copy of the pertinent court decision(s), and not later than within the prescribed statutory period, the Pledgor shall submit new application(s), free of defects defined by respective court decision(s) rejecting the application(s).

5. In order to complete the registration procedure referred to in this Article, the Pledgor and the Pledgee shall co-operate in good faith, and in particular:

          (a) in the event that the establishment of the Pledge requires execution of one or more other agreements for the establishment of a registered pledge, the Pledgor and the Pledgee shall promptly enter into any such agreements on essentially same terms as hereof, providing for, however, provisions ensuring registration of the Pledge;

Agreement for Pledge of Rights and Receivables No. __

Page 14
--------------------------------------------------------------------------------

          (b) the Pledgor shall promptly undertake all and any other actions necessary or desirable to ensure the establishment, or evidencing, of the Pledge with respect to each of the Rights and Receivables.

Article V.      Enforcement of Pledge.

1.       Immediately  upon  delivery  of  a  written  notice  (the  "Enforcement
         Notice") by the Pledgee to the Pledgor, the Pledgee shall be irrevocably and unconditionally entitled to freely and fully exercise its rights hereunder and any other rights available to pledgees and creditors under applicable laws.

2.       An Enforcement Notice may be delivered if:

         (a)      there is an Event of Default;

         (b) there is a default under any mortgage, indenture or other instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness (including for the avoidance of doubt, any Project Finance Debt) for money borrowed by the Pledgor (or the payment of which is guaranteed or otherwise secured by the Pledgor, whether such Indebtedness or guarantee now exists or is created after the date hereof, which default:

                  (1) is caused by a failure to pay when due any amounts payable on such Indebtedness within the grace period provided for in such Indebtedness (which failure continues beyond any applicable grace period the "Payment Default");

                  (2) results in the acceleration of such Indebtedness prior to its express maturity; and

                  (3) in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there is a Payment Default or the maturity of which has been so accelerated, aggregates USD 250,000 or more;

         (c)      the  Pledgor   pursuant  to  or  within  the  meaning  of  any
                  Bankruptcy Law:

                  (1)      commences a voluntary case;

                  (2) consents to the entry of an order for relief against it in an involuntary case in which it is the debtor;

                  (3) consents to the appointment of a Custodian of it or for all or substantially all of its property;

Agreement for Pledge of Rights and Receivables No. __

Page 15
--------------------------------------------------------------------------------

                  (4) makes a general assignment for the benefit of its creditors; or

                  (5) generally is unable to pay its debts as the same become due or otherwise becomes insolvent;

         (d) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                  (1) is for relief against the Pledgor in an involuntary case;

                  (2) appoints a Custodian for the Pledgor or for all or substantially all of its property; or

                  (3) orders the liquidation of the Pledgor, and the order or decree remains unstayed and in effect for 60 days;

         (e) any concession agreement, consent, license, permit, approval or authorization required for the development activities of the Pledgor with respect to the Relevant Agreement is revoked, suspended, cancelled, terminated or otherwise ceases to be in full force and effect, excluding any relinquishment of rights to non-producing property interests which the Pledgor deems not to be commercially prospective, in each case, where such act would have a Material Adverse Effect.

 3. Upon the service of the Enforcement Notice, the Pledgee shall be entitled, subject to the mandatory provisions of the Polish law, and in particular subject to the receipt of an appropriate foreign exchange permit whenever required, to freely and fully exercise its rights hereunder, including rights available to pledgees and creditors under applicable laws, and the Pledgee shall have the right, without any limitations, at its sole discretion, to choose one of the following methods of enforcement of the Pledge:

         (1) to initiate or join the enforcement proceedings pursuant to Art. 21 of the LRP;

         (2) to acquire the Rights and Receivables pursuant to Art. 22 of the LRP;

         (3) to initiate the sale of the Rights and Receivables on a public auction carried out by a notary public or a public bailiff, pursuant to the provisions of Art. 24 of the LRP.

4. As required by Art. 22.1.3 of the LRP, the Parties establish the value of the Rights and Receivables in the amount of Zloty 400,000 (say: four hundred thousand Zlotys).

5. The proceeds received by the Pledgee from enforcement of its rights hereunder shall be applied in the order of priority determined by the Pledgee.

Agreement for Pledge of Rights and Receivables No. __

Page 16
--------------------------------------------------------------------------------

6. In the course of enforcement of the rights under this Agreement, the Pledgee shall use its reasonable endeavours to maximize the proceeds of such enforcement; provided, however, that the Pledgee may choose to enforce its rights hereunder in such manner as it reasonably sees fit and shall not be required to spend any money or incur any costs in any attempt to maximize the proceeds of enforcement, and the Pledgee shall not be responsible to FXE or the Pledgor for any failure to enforce or to maximize the proceeds of enforcement.

7. The Pledgee shall be accountable to the Pledgor only for amounts actually received by the Pledgee from enforcement of the Pledge.

8. The Pledgee shall not be liable to the Pledgor or FXE as a result of anything done or neglected to be done by the Pledgee hereunder, except that the Pledgee shall be liable for its gross negligence or willful misconduct.

9. The enforcement of the Pledgee's rights hereunder and the application of the proceeds received thereupon as aforesaid shall not cure or waive any default or waive, modify or affect any notice of default under the Note or invalidate any act done pursuant to such notice.

Article VI.       Expense of Enforcement, Payment of Public Charges.

1. The Pledgor agrees that it shall pay any and all duties, taxes and other public charges including, but not limited to, any civil law transaction tax and notarial fees, which shall have become due and payable under Polish law in connection with the execution, performance and enforcement of this Agreement. Further, it shall pay to the Pledgee all other costs and expenses relating to this Agreement other than the Pledgee's legal fees and internal costs in connection with the execution of this Agreement. If any such charges, costs or expenses are incurred by the Pledgee, the Pledgor shall reimburse the Pledgee for all such sums promptly after receiving from the Pledgee a relevant request accompanied by a receipt or other document evidencing the payment thereof by the Pledgee.

2. Any clause included in this Agreement obligating one Party to indemnify the other Party constitutes an agreement for release of debt (umowa o zwolnienie z d(3)ugu) within the meaning of Art. 392 of the Polish Civil Code to the extent that the duty to indemnify does not constitute an obligation to compensate for damage (obowi(1)zek naprawienia szkody).

Agreement for Pledge of Rights and Receivables No. __

Page 17
--------------------------------------------------------------------------------

Article VII.      Expiry or Termination of Agreement.

1. Without prejudice to mandatory provisions of Polish law, the Pledgee's rights and powers hereunder shall continue and remain in full force and effect throughout the Security Period unless the Parties hereto agree in writing on an earlier termination.

2. Promptly following payment or other satisfaction, whether by conversion of the Note into common stock of FXE or otherwise, of the Secured Obligations in full, the Pledgee shall execute and deliver to the Pledgor such releases, notices and terminations the expiry of the Pledge as the Pledgor may reasonably request. Such releases, notices and terminations shall be in a form suitable for recording and filing in each office and location in which any notice of the Pledge is recorded or filed and may be so recorded and filed by the Pledgor.

Article VIII.     Notices.

All notices or other communications given under or in connection with this Agreement shall, in order to be effective, be given in writing and, unless otherwise stated may be delivered either personally, by registered mail or fax. Any such notice shall be deemed received by the other Party:

         (i) in the case of personal delivery, on personal delivery to the address specified below;

         (ii) in the case of registered mail, on the date the registered mail is indicated by the postal authorities as having been received by the addressee; and

         (iii) in the case of fax, on the time and date stated on the transmission report confirming the receipt of a given fax by the addressee; provided that if the date of transmission is not a Business Day or the fax transmission took place on a Business Day after 5.30 p.m. on such day at the place of receipt, such fax shall be deemed received at the beginning of the following Business Day.

         The addresses and facsimile numbers of the Parties are as follows:

           for the Pledgor:

           FX Energy Poland Sp. z o.o.
           Al. Jana Paw(3)a II 29
           00-867 Warsaw, Poland
           Phone: +48 22 528 9194
           Fax: +48 22 528 9191
           Attn.:  General Manager

Agreement for Pledge of Rights and Receivables No. __

Page 18
--------------------------------------------------------------------------------

           with a copy to:

           FX Energy, Inc.
           3006 Highland Drive, #206
           Salt Lake City, UT  84106, USA
           Phone: +1 801 486 5555
           Fax:   +1 801 486 5575
           Attn.:  Andy Pierce

           or such other address or facsimile number as the Pledgor may notify to the Pledgee, giving not less than five Business Days' notice.

           for the Pledgee:

           Rolls-Royce Power Ventures Limited

           Allington House
           150 Victoria Street
           London SW1E 5LB
           England
           Phone: +44 20 7227 9000
           Fax:   +44 20 7227 9001
           Attn.:  Graeme Fairbairn

           or such other address or facsimile number as the Pledgee may notify to the Pledgor, giving not less than five Business Days' notice.

Article IX.       Saving of Rights.

The failure of the Pledgee to enforce any of its rights hereunder or to require the performance of any provision of this Agreement or its waiver of any breach under this Agreement shall not prevent a subsequent enforcement of such right or term, nor be deemed a waiver of any subsequent breach of any of the terms hereof.

Article X.        Invalidity of any Provision

If any provision of the Agreement becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired.

Article XI.       Applicable Law.

This Agreement shall be governed and interpreted in accordance with the laws of the Republic of Poland.

Agreement for Pledge of Rights and Receivables No. __

Page 19
--------------------------------------------------------------------------------

Article XII.      Entire Agreement. Interpretation.

1. This Agreement supersedes any prior agreements and understandings between the Parties hereto with respect to subject matter hereof and, except for the Regular Pledge Agreement, is the complete agreement of the Parties hereto with respect to the subject matter hereof.

2. In the Agreement, unless the contrary intention appears, a reference to:

         (a) a provision of law or regulation is a reference to that provision as amended or subsequently substituted;

         (b) an Article or a Schedule is a reference to a clause of or a Schedule to this Agreement;

         (c) any person includes any individual, partnership or legal person and such reference shall also include a reference to its successors and assigns;

         (d) any assets includes, unless the context otherwise requires, present and future assets; and

         (e) the Note or any other document is a reference to the Note or such other documents as amended, novated or supplemented.

3.       Words importing the singular shall include the plural and vice versa.


Article XIII.     Amendments.

         Any and all amendments and additions to this Agreement shall be invalid unless made in writing.

Article XIV.      Assignment.

         The Pledgee shall have the right to assign or transfer all or part of its rights hereunder to any third party; provided that the Note has been, or concurrently will be validly assigned to such third party, and provided that the assignee or transferee expressly agrees in writing to the Pledgor to be bound by the terms of this Agreement. The Pledgor shall not have the right to assign or transfer either all or part of its rights hereunder to any third party without the prior written consent of the Pledgee.

Agreement for Pledge of Rights and Receivables No. __

Page 20
--------------------------------------------------------------------------------

Article XV.       Headings.

         All headings in this Agreement are inserted solely for convenience of reference and shall be given no effect in the interpretation of this Agreement.

Article XVI.      Language.

         This Agreement has been made in the English and Polish languages. All notices or communications under this Agreement shall be in the English language, or if in any other language, accompanied by a translation into English. In the event of any conflict between the English and Polish versions, the Polish language version shall prevail.

Article XVII.     Dispute Resolution.

1. All disputes arising out of this Agreement or connected therewith, shall be amicably settled by the Parties in good faith negotiations. If any dispute hereunder is not resolved amicably within 30 days from the date of a pertinent request by a Party, it will be settled finally by an ad hoc Arbitration Court at the National Chamber of Commerce (Krajowa Izba Gospodarcza).

2. The arbitration shall be conducted in Warsaw in accordance with the Arbitration Rules of the Arbitration Court at the National Chamber of Commerce, subject to the following stipulations. The proceedings shall be conducted in the English language. The arbitration court shall be composed of three arbitrators, one appointed by the claimant(s), one appointed by the defendant(s), and one appointed jointly by the arbitrators appointed by the claimant(s) and defendant(s). The third arbitrator shall chair the arbitration court. If any of the Parties to a dispute fails to appoint its arbitrator within the period specified in the arbitration rules, or the two arbitrators fail to appoint the chairman of the arbitration panel, then the Chairman of the Arbitration Court at the National Chamber of Commerce in Warsaw shall act as an "appointing authority" within the meaning of the arbitration rules. The arbitration award shall be final and enforceable in any court of competent jurisdiction and the Parties agree to comply with it voluntarily within 10 days from its receipt.

3. The provisions of this Article XVII constitute a prorogation for arbitration adjudication (zapis na s(1)d polubowny) within the meaning of Art. 697 of the Polish Code of Civil Procedure.

Agreement for Pledge of Rights and Receivables No. __

Page 21
--------------------------------------------------------------------------------

IN WITNESS WHEREOF, the Parties have caused these presents to be executed by their respective corporate officers thereunto duly authorized.

FX Energy Poland Sp. z o.o.:

By:               _________________

Name:             David Norman Pierce
Title:            Member of the Management Board

Place:            _________________



Rolls-Royce Power Ventures Limited:

By:               _________________

Name:             Graeme Fairbairn
Title:            Attorney-in-fact

Place:            _________________

LIST OF SCHEDULES

Schedule 1        -        An  excerpt  from  the  Commercial  Register  of  the
                           Pledgor and a copy of the power of  attorney  for Mr.
                           Graeme Fairbairn.

Schedule 2        -        A copy of the Relevant  Agreement with all subsequent
                           amendments.

Schedule 3        -        A form of notice of pledge and acceptance statement.

Schedule 4        -        Resolution of the Pledgor's sole shareholder.

                                   SCHEDULE 1

                 AN EXCERPT FROM THE COMMERCIAL REGISTER OF THE
               PLEDGOR AND A COPY OF THE POWER OF ATTORNEY FOR MR.
                                GRAEME FAIRBAIRN

                                   SCHEDULE 2

         A COPY OF THE RELEVANT AGREEMENT WITH ALL SUBSEQUENT AMENDMENTS

                                   SCHEDULE 3

                                     PART I
                            FORM OF NOTICE OF PLEDGE

To:      Polskie Gornictwo Naftowe i Gazownictwo S.A
         6/14 Krucza St.
         00-537 Warsaw

Dear Sirs,

We hereby give you notice that by the Agreement for Registered Pledge of Receivables No. 1 dated March 9, 2001, we FX Energy Poland Sp. z o.o. with its seat in Warsaw (the ,,Company") established a registered pledge in favor of Rolls-Royce Power Ventures Limited with its seat at Allington House, 150 Victoria Street, London SW1E 5LB, England (the "Pledgee") over all our rights and receivables which arise or may arise under, or in connection with the Natural Gas Sale and Purchase Agreement, Fences Area Fields, Republic of Poland, entered into on December 18, 2000 by and between FX Energy Poland Sp. z o.o. and Polskie Gornictwo Naftowe i Gazownictwo S.A. (the "Agreement").

We irrevocably instruct and authorize you to:

(a) disclose to the Pledgee on its request any information relating to the value of the rights and receivables owed to the Company under the Agreement; and

(b) once you receive a copy of the Enforcement Notice from the Pledgee which has been served on us, comply with the terms of any written notice or instructions from the Pledgee relating to the said Agreement for Registered Pledge of Receivables No. 1, and in particular, to pay to the bank account of the Pledgee specified in such Enforcement Notice all amounts which are or will be due to us under, or in connection with, the Agreement, without any enquiry by you as to the justification for the disclosure or, as the case may be, validity of the notice or instructions.

The instructions in this notice may not be revoked or amended without the prior written consent of the Pledgee.

This document is governed by and construed in accordance with the laws of the Republic of Poland.

Please confirm your acceptance of the above by sending within 30 (Thirty) days of [the date of registration of the Pledge] one copy of the attached Acceptance Statement to us and one copy to the Pledgee at the following address:

           Rolls-Royce Power Ventures Limited
           Allington House
           150 Victoria Street

           London SW1E 5LB
           England

           Phone: +44 20 7227 9000
           Fax:   +44 20 7227 9001
           Attn.:  Graeme Fairbairn


Yours faithfully

FX Energy Poland Sp. z o.o.

By: ______________________________
    Authorized Representative(s)

                                     PART II
                          FORM OF ACCEPTANCE STATEMENT

To:               Rolls-Royce Power Ventures Limited

                  Allington House
                  150 Victoria Street
                  London SW1E 5LB
                  England
                  Phone: +44 20 7227 9000
                  Fax:     +44 20 7227 9001
                  Attn.:  Graeme Fairbairn

and

                  FX Energy Poland Sp. z o.o.
                  Al. Jana Paw(3)a II 29
                  00-867 Warsaw, Poland
                  Phone: +48 22 528 9194
                  Fax: +48 22 528 9191
                  Attn.:  General Manager

We, [ o ] of Polskie Gornictwo Naftowe i Gazownictwo S.A with its seat at Krucza 6/14, Warsaw 00-537 acknowledge receipt of the notice of pledge ("Notice of Pledge") a copy of which is enclosed herewith and we:

(i) confirm that we have not received any other notice of transfer or pledge with respect rights or receivables relating to the Natural Gas Sale and Purchase Agreement, Fences Area Fields, Republic of Poland, entered into on December 18, 2000 by and between FX Energy Poland Sp. z o.o. and Polskie Gornictwo Naftowe i Gazownictwo S.A. (the "Agreement"); and

(ii) accept the terms of the Notice of Pledge, and in particular, agree that we will pay all amounts hereafter which are or may be due to FX Energy Poland Sp. z o.o. under the Agreement to the bank account of Rolls-Royce Power Ventures Limited that is specified in the Enforcement Notice sent to us, and will comply with all other instructions of Rolls-Royce Power Ventures Limited with respect to the Agreement and in accordance with the terms of the Notice of Pledge.

Yours faithfully


By: __________________________________
     Authorized Representative(s)

                                   SCHEDULE 4
                  RESOLUTION OF THE PLEDGOR'S SOLE SHAREHOLDER



                       Description of Relevant Agreements


                               SECURITY AGREEMENTS

1. The Agreement for Pledge of Rights and Receivables dated March 9, 2001, in relation to the Joint Operating Agreement Covering Areas in the Foresudetic Monocline dated May 12, 2000, between FXEP and POGC and FXEP's other contractual rights in relation thereto.

2. The Agreement for Registered Pledge of Rights and Receivables dated March 9, 2001, in relation to the Joint Operating Agreement Covering Areas in the Foresudetic Monocline dated May 12, 2000, between FXEP and POGC and FXEP's other contractual rights in relation thereto.

3. The Agreement for Pledge of Rights and Receivables dated March 9, 2001, in relation to the Agreement on Cooperation in Exploration of Hydrocarbons on Foresudetic Monocline dated April 11, 2000, between FXEP and POGC.

4. The Agreement for Registered Pledge of Rights and Receivables dated March 9, 2001, in relation to the Agreement on Cooperation in Exploration of Hydrocarbons on Foresudetic Monocline dated April 11, 2000, between FXEP and POGC.

5. The Agreement for Pledge of Rights and Receivables dated March 9, 2001, in relation to the Natural Gas Sale and Purchase Agreement, Fences Area Fields, dated December 18, 2000, between FXEP and POGC.

6.       The Agreement for  Registered  Pledge of Rights and  Receivables  dated
         March 9, 2001, in relation to the Natural Gas Sale and Purchase Agreement, Fences Area Fields, dated December 18, 2000, between FXEP and POGC.

7. The Agreement for Pledge of Rights and Receivables dated March 9, 2001, in relation to the Joint Operating Agreement Covering Block 255 dated October 22, 1999, between FXEP, POGC and Apache and FXEP's other contractual rights in relation thereto.

8. The Agreement for Registered Pledge of Rights and Receivables dated March 9, 2001, in relation to the Joint Operating Agreement Covering Block 255 dated October 22, 1999, between FXEP, POGC and Apache and FXEP's other contractual rights in relation thereto.